                                 Exhibit 10.3



                         DATED AS OF DECEMBER 1, 1998
                         ----------------------------


                          (1)  ALLIANCE RESOURCES PLC
                               ----------------------


                                    - and -



                          (2)  FRANCIS M. MUNCHINSKI
                               ---------------------



                                   EXECUTIVE
                                   ---------
                               SERVICE AGREEMENT
                               -----------------

THIS AGREEMENT is made as of the 1st  day of December, 1998
---------------

BETWEEN:
--------

(1)  ALLIANCE RESOURCES PLC, a company registered in England and Wales whose
     ----------------------
     registered office is at Kingsbury House, 15-17 King Street, London SW1Y 6QU ("the Company"), and

(2) FRANCIS M. MUNCHINSKI of 5541 E. 107TH Street., Tulsa, Oklahoma 74137 ("the Executive")

WHEREAS

     (A) it has been agreed that the Executive is to be employed by the Company; and

     (B) it has been agreed that said employment of the Executive shall be on the terms and subject to the conditions hereinafter written;

NOW, THEREFORE, THE PARTIES HERETO HAVE AGREED AND DO HEREBY AGREE AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION
     ------------------------------

1.1 In this Agreement unless the context otherwise required words and phrases defined in Part XXVI of the Companies Act 1985 have the same meanings thereby attributed to them and the following expressions have the following meanings:

     "Associated Company" means any company which is a holding company or a subsidiary of the Company or a subsidiary of the Company's holding company;

     "the Board" means the Board of Directors present at a meeting of the directors of the Company at which a quorum is present but excluding the Executive;

     "Group" means the Company and the Associated Companies;

     "Intellectual Property" means patent trade marks, service marks, designs, utility models, design rights applications for registration of any of the foregoing and the right to apply for them in any part of the world, inventions, drawings, computer programs, Confidential Information, know-how and rights of like nature arising or subsisting anywhere in the world in relation to all of the foregoing whether registered or unregistered.

2.   COMMENCEMENT AND TERM
     ---------------------

2.1  The Executive's employment began on June 16, 1998.

2.2 This Agreement is in substitution for and shall supersede all or any former and existing agreements or arrangements for the employment of the Executive by the Company or an Associated Company all of which shall be deemed to have been canceled with effect from the date of commencement of this Agreement.

2.3  The employment of the Executive shall (subject to the provisions of Clause
     12) be for an initial fixed period of two (2) years from January 1, 1999 and shall automatically be extended without further action of either party for additional two (2) year periods, unless written notice of either party's intention not to extend has been given to the other party hereto at least three (3) months prior to the expiration of the then effective two
     (2) year period of employment.

2.4 On termination of the employment of the Executive at any time and for whatever reason and howsoever arising, including, but not limited to, termination of the employment of the Executive following his receipt of the notice provided in Clause 2.3, but subject to the provisions of Clause 12, the Company shall pay to the Executive in one lump sum on the day of such termination, a cash payment equal to twice (a) the Executive's annual salary as specified in this Agreement and (b) aggregate bonuses and benefits for the preceding calendar year.

3.  OBLIGATIONS DURING EMPLOYMENT
    -----------------------------

3.1  The Executive shall during the continuance of his employment:

     (a) serve the Company to the best of his ability in the capacity of General Counsel and shall perform such duties as are customary for a general counsel of comparable companies;

     (b) faithfully and diligently perform such duties and exercise such powers consistent with them as the Managing Director may from time to time properly assign to or confer upon him;

     (c) if and so long as the Managing Director so directs perform and exercise the said duties and powers on behalf of any Associated Company and act as a director or other officer of any Associated Company;

     (d) do all in his power to protect, promote, develop and extend the business interests and reputation of the Group;

     (e) at all times and in all respects conform to and comply with the business interests and reputation of the Group;

     (f) promptly give to the Managing Director (in writing if so requested) all such information, explanations and assistance as he may require in connection with the business and affairs of the Company and any Associated Company for which he is required to perform duties;

     (g) unless prevented by sickness, injury or other incapacity or as otherwise agreed by the Managing Director devote the whole of his time, attention, and abilities during his hours or work (which shall be normal business hours and such additional hours as may be necessary for the proper performance of his duties) to the business and affairs of the Company and any Associated Company for which he is required to perform duties;

     (h) work at such place of business of the Company or any Associated Company within the United Kingdom and/or the United States as necessary for the proper performance and exercise of his duties and powers and in particular it is agreed that the Executive shall remain domiciled and receive payment for services rendered hereunder in the United States; and the Executive may be required to travel on the business of the Company and any Associated company (whether inside or outside the United Kingdom) for which he is required to perform duties; and

     (i) at such times as the Managing Director may reasonably request and at the expense of the Company undergo a medical examination by a doctor of the Company's choice.

3.2 Notwithstanding the foregoing or any other provision of the Agreement, the Company may at any time after the Executive has given notice to terminate this Agreement suspend the Executive and/or exclude him from all or any premises of the Company or any Associated Company for any period not exceeding (12) months provided that throughout such period the Executive's salary and other contractual benefits shall continue to be paid or provided by the Company.

4.  FURTHER OBLIGATIONS OF THE EXECUTIVE
    ------------------------------------

4.1 During the continuance of his employment the Executive shall devote his whole time and attention to his duties under this Agreement and shall not without the prior written consent of the Managing Director (such consent not to be unreasonably withheld or delayed) directly or indirectly carry on or be engaged, concerned or interested in any other business trade or occupation which is similar to or in competition with the business of the Company or any Associated Company otherwise than as a holder directly or through nominees of not more than five per cent in aggregated of any class of shares debentures or other securities in issue from time to time of any company which are for the time being quoted or dealt in on any recognized investment exchange (as defined by Section 207(1) of the Financial Services Act 1986).

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

4.2 The Executive shall during the continuance of his employment (and shall procure that his spouse or partner and his minor children shall comply) with all applicable rules of law, and stock exchange regulations (including the "Model Code" issued by the International Stock Exchange of the United Kingdom and the Republic of Ireland Limited) and codes of conduct of the Company for the time being in force in relation to dealings in shares, debentures or other securities of the Company or any Associated Company or any unpublished price sensitive information affecting the securities of any other company.

4.3 The Executive shall in relation to any dealings in securities of overseas companies comply with all laws of any foreign state affecting dealings in the securities of such companies and all regulations of any relevant stock exchanges on which such dealings take place.

4.4 During the continuance of his employment the Executive shall observe the terms of any policy issued by the Company in relation to any payment, rebate, discount, commission, vouchers, gift or other benefit obtained by him from any third party in respect of any business transacted or proposed to be transacted (whether or not by him) by or on behalf of the Company or any Associated Company.

5.  REMUNERATION
    ------------

5.1 The Company shall pay to the Executive during the continuance of his employment a salary (which shall accrue from day to day) at the rate of One Hundred Forty Thousand U.S. Dollars (U.S. $140,000) per year. The salary shall be payable by equal bi-monthly installments in arrears on or about the 15th and 30th day of each calendar month.

5.2 The salary payable to the Executive under Clause 5.1 shall be reviewed on no less than an annual basis and may be increased by such amount as the Managing Director in his absolute discretion from time to time decide and notify to the Executive in writing.

5.3 The Executive may during the continuance of his employment be entitled to be paid bonuses of such amounts (if any) at such times and subject to such conditions as the Managing Director may in his discretion decide.

5.4 The Executive shall be entitled to be granted such share options in the share capital of the Company as decided by the Managing Director and/or the Board from time to time. The Company agrees initially to grant the Executive share options under the Company Scheme as set forth on the First
                                                                          -----
     Schedule. It is the intention of the Company to grant the Executive
     --------
     additional share options at a minimum of two (2) times the Executive's annual salary, at the earliest available opportunity under the Company Scheme and within the overall constraints of the rules and regulations of the London Stock Exchange regarding the granting of such share options. The Company agrees that the Executive shall be entitled to retain all options granted until expiry date in the event of termination of the employment of the Executive without good cause.

6.  INSURANCE
    ---------

6.1 Subject to his complying with and satisfying any applicable requirements of the relevant insurers the Company shall provide and pay for the provision to the Executive of comprehensive medical, dental and disability insurance in accordance with arrangements made between the Company and an insurance company mutually acceptable to the Company and the Executive. In addition, the Company shall provide and pay for the provision to the Executive of comprehensive travel, associated death and emergency medical insurance, including cover for emergency repatriation to the U.S.A. whilst the Executive is outside the U.S.A. on business at the bequest of the Company.

7.  EXPENSES
    --------

7.1 The Company shall during the continuance of his employment reimburse the Executive in respect of all reasonable traveling, accommodation, entertainment and other similar out-of-pocket expenses wholly, exclusively and necessarily incurred by him in or about the performance of his duties.

7.2 Except where specified to the contrary, all expenses shall be reimbursed in accordance with the expenses policies of the Company from time to time subject to the Executive providing appropriate evidence (including receipts, invoices, tickets and/or vouchers as may be appropriate) of the expenditure in respect of which he claims reimbursement.

7.3 During the continuance of his employment hereunder the Executive shall be paid a car allowance sufficient to enable the Executive to acquire, operate and maintain an automobile commensurate with the Executive's capacity which allowance shall accrue from day to day and be paid in arrears on the last day of each month, or if that is not a business day, on the immediately preceding business day.

8.  HOLIDAYS
    --------

8.1 The Executive shall (in addition to the usual public and bank holidays) be entitled during the continuance of his employment to twenty-five (25) working days' paid holiday in each calendar year to be taken at such times as shall have been approved by the Managing Director.

8.2 The Executive shall not be entitled to carry forward any annual holiday entitlement foregone by him for any reason during the calendar year in which it accrued without the prior written consent of the Managing Director.

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

8.3 Upon termination of his employment the Executive's entitlement to accrued holiday pay (which accrues at the rate of 2 days per month) shall be calculated on a pro rata basis in respect of each completed month of service in the calendar year in which his employment terminates and the appropriate amount shall be paid to the Executive provided that if the Executive shall have taken more days' holiday than his accrued entitlement the Company is hereby authorized to make an appropriate deduction from the Executive's final salary payment.

9.  SICKNESS
    --------

9.1 Subject to his complying with the Company's procedures relating to the notification and certification of periods of absence from work the Executive shall continue to be paid his salary during any periods of absence from work due to sickness, injury or other incapacity up to a maximum of twenty six (26) weeks in aggregate in any period of fifty two
     (52) consecutive weeks.

9.2 If the Executive shall have been absent from work due to sickness, injury or other incapacity for a continuous period in excess of twenty six (26) weeks, the Managing Director shall decide at his absolute discretion whether to terminate the Executive's employment, in which case the provisions of Clause 2.4 shall apply or continue to pay the Executive at fifty percent (50%) of his salary for an additional twenty six (26) weeks. In the event that the Executive's employment is terminated at the end of the additional twenty six (26) week period the provisions of Clause 2.4 shall still apply.

10.  INTELLECTUAL PROPERTY
     ---------------------

10.1 Subject to the relevant provisions of the Patents Act 1977, the Registered Designs Act 1949 and the Copyright Designs and Patents Act 1988 if at any time in the course of his employment the Executive makes or discovers or participates in the making or discovery of any Intellectual Property relating to or capable of being used in the business of the Company or any Associated Company he shall immediately disclose full details of such Intellectual Property to the Company and at the request and expense of the Company he shall do all things which may be necessary or desirable for obtaining appropriate forms of protection for the Intellectual Property in such parts of the world as may be specified by the Company and for vesting all rights in the same in the Company or its nominees.

10.2 The Executive hereby irrevocably appoints the Company to be his attorney in his name and on his behalf to sign execute or do any instrument or thing and generally to use his name for the purpose of giving to the Company or its nominee the full benefit of the provisions of this Clause and in favour of any third party a certificate in writing signed by any director or the secretary of the Company that any instrument or act falls within the authority conferred by this Clause shall be conclusive evidence that such is the case.

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

10.3 The Executive hereby waives all of his moral rights (as defined in the Copyright Designs and Patents Act 1988) in respect of any acts of the Company or any acts of third parties done with the Company's authority in relation to any Intellectual Property which is the property of the Company by virtue of Clause 10.1.

10.4 All rights and obligations under this Clause in respect of Intellectual Property made or discovered by the Executive during his employment shall continue in full force and effect after the termination of his employment and shall be binding upon the Executive's personal representatives.

11.  CONFIDENTIALITY
     ---------------

11.1 The Executive shall not (other than in the proper performance of his duties or without the prior written consent of the Managing Director or unless ordered by a court of competent jurisdiction) at any time either during the continuance of his employment of after its termination disclose or communicate to any person or use for his own benefit or the benefit of any person other than the Company or any Associated Company any benefits of any confidential information which may come to his knowledge in the course of his employment and the Executive shall during the continuance of his employment use his best endeavours to prevent the unauthorized publication or misuse of any confidential information provided that such restrictions shall cease to apply to any confidential information which may enter the public domain other than through the default of the Executive.

11.2 All notes and memoranda of any trade secret or confidential information concerning the business of the Company and the Associated Companies or any of its or their suppliers, agents, distributors, customers or others which shall have been acquired, received or made by the Executive during the course of his employment shall be the property of the Company and shall be surrendered by the Executive to someone duly authorized in that behalf at the termination of his employment or at the request of the Managing Director at any time during the course of his employment.

11.3 For the avoidance of doubt and without prejudice to the generality of Clauses 11.1 and 11.2 the following is a non-exhaustive list of matters which in relation to the Company and the Associated Companies are considered confidential and must be treated as such by the Executive:

     (a)  any trade secrets of the Company or any Associated Company;

     (b) any information in respect of which the Company or any Associated Company is bound by an obligation of confidence to any third party;

     (c) customer lists and details of contacts with or requirements of customers; and

     (d) any invention, technical data, know-how, instruction or operations manual or other manufacturing or trade secrets of the Group and their clients/customers.

12.  TERMINATION OF EMPLOYMENT
     -------------------------

12.1 The employment of the Executive may be terminated by the Company forthwith by notice in writing to the Executive if the Executive:

     (a) commits any material breach of any of the terms, conditions or stipulations contained in this Agreement;

     (b) is guilty of any serious negligence or gross misconduct in connection with or affecting the business or affairs of the Company or any Associated Company for which he is required to perform duties;

     (c) is guilty of conduct which brings or is likely to bring himself or the Company or any Associated Company into disrepute;

     (d) is convicted of an arrestable offence (other than an offence under the road traffic legislation in the United Kingdom or elsewhere for which a non-custodial penalty is imposed);

     (e) is adjudged bankrupt or makes any arrangement or composition with his creditors; or

     (f) becomes incapable by reason of mental disorder of discharging his duties.

12.2 [RESERVED]

12.3 The employment of the Executive may be terminated by the Company forthwith by twelve (12) months notice in writing to the Executive if the Executive is found unfit to perform his duties on the basis of a medical report supplied to the Company following his having undergone a medical examination pursuant to paragraph (i) of Clause 3.1.

12.4 The Executive may terminate his employment with the Company forthwith by notice in writing to the Company, if the Company commits any material breach of the terms, conditions or stipulations contained in this Agreement, in which case the provisions of Clause 2.4 shall still apply.

12.5 The employment of the Executive shall terminate automatically and without prior notice upon his attaining the age of 65.

12.6 If the Executive shall have been absent from work due to sickness, injury or other incapacity for periods in excess of 6 months in aggregate in any period of twelve consecutive months the Company may terminate his employment by giving to him not less than three months' notice in written expiring at any time.

12.7 Upon the termination of his employment (for whatever reason and howsoever arising) the Executive:

     (a) shall not take away, conceal or destroy but shall immediately deliver up to the Company all documents (which expression shall include but without limitation notes, memoranda, correspondence, drawings, sketches, plans, designs and any other material upon which data or information is recorded or stored) relating to the business or affairs of the Company or any Associated Company or any of their clients/customers, shareholders, employees, officers, suppliers, distributors and agents (and the Executive shall not be entitled to retain any copies or reproductions of any such documents) together with any other property belonging to the Company or any Associated Company which may then be in his possession or under his control;

     (b) shall at the request of the Managing Director immediately resign without claim or compensation from office as a director of any Associated Company and from any other office held by him in the Company or any Associated Company (but without prejudice to any claim he may have for damages for breach of this Agreement) and in the event of his failure to do so the Company is hereby irrevocably authorized to appoint some person in his name and on his behalf to sign and deliver such resignations to the Managing Director;

     (c) shall not at any time thereafter make any untrue or misleading oral or written statement concerning the business and affairs of the Company or any Associated Company nor represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company or any Associated Company (except as a former employee for the purpose of communicating with prospective employers or complying with any applicable statutory requirements);

     (d) shall not at any time thereafter use the name Alliance Resources or any name capable of confusion therewith (whether by using such names as part of a corporate name or otherwise); and

     (e) shall immediately repay all outstanding debts or loans due to the Company or any Associated Company and the Company is hereby authorized to deduct from any wages of the Executive a sum equal to any such debts or loans.

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

12.8 The following provisions will apply in the event of a Change in Control:

     (a) The Board recognizes that the Executive is one of several key employees whose high quality of job performance is essential to promoting and protecting the best interests of the Company and its shareholders. The Board further recognizes (i) that it is possible that a Change in Control of the Company could occur at some time in the future, (ii) that the uncertainty associated with such a possibility could result in the distraction of the Executive from his assigned duties and responsibilities, (iii) that it is in the best interest of the Company and its shareholders to assure the continued attention by the Executive to such duties and responsibilities without such distraction, and (iv) that the Executive must be able to participate in the assessment and evaluation of any proposal which could effect a Change in Control of the Company without the Executive being influenced in the exercise of his judgment by uncertainties regarding the Executive's future financial security.

     (b) A "Change in Control" of the Company shall occur if, after the date of this Agreement

          (i) any Unrelated Party (as hereinafter defined) becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the common stock of the Company issued and outstanding immediately prior to such acquisition and/or securities of the Company which may be converted into shares of common stock of the Company, computing such percentage as if such securities acquired had been converted and are issued and outstanding for the purpose of determining such percentage or, if any Unrelated Party is the beneficial owner of thirty percent (30%) or more of such securities at the date of this Agreement, such Unrelated Party acquires an additional ten percent (10%) of the shares of common stock of the Company and/or securities of the Company which may be converted into shares of common stock of the Company;

          (ii) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Company are converted into cash, securities or other property, other than a merger of the Company in which the holders of the common stock of the Company immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (z) any plan or proposal for the liquidation or dissolution of the Company;

          (iii) a majority of the Board ceases to consist of Continuing Directors. "Continuing Directors" shall mean members of the Board who either (1) are members of the Board at the date of this Agreement or (2) are nominated or appointed to serve as directors by a majority of the then Continuing Directors; or

          (iv) any tender or exchange offer is made to acquire thirty percent (30%) or more of the common stock of the Company, other than an offer made by the Company, and shares are acquired pursuant to that offer.

     (c) "Unrelated Party" shall mean any party or group of parties acting together; excluding, however, the Company, a subsidiary of the Company and any trustee under any employee benefit plan maintained by the Company.

     (d) Upon (x) the termination of the Executive by the Company without cause following a Change in Control of the Company or (y) the Executive's voluntary termination of employment for Good Reason following a Change in Control of the Company prior to expiration of the then effective two (2) year period of employment, then the Company shall provide to the Executive, within thirty (30) days after the applicable event, the following benefits:

          (i) in one lump sum a cash payment equal to 2.5 times (A) the Executive's annual salary as specified in this Agreement, and
                (B) aggregate bonuses and benefits for the preceding calendar year.

          (ii) to the extent permitted by applicable law, inclusion in the Company's life and medical plans as if the Executive were still employed by the Company until the earlier of two (2) years from the date of his termination or until the Executive obtains eligibility under comparable employee plans, with the Company paying that portion of the premium which it was paying for the Executive at the time of his termination.

     (e)  Good Reason.  "Good Reason" shall mean:
          ------------

          (i) Without his express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Company as of the date of this Agreement or a change in his titles or offices as of same date, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for cause or as a result of his

                Disability or death, or termination by the Executive other than for Good Reason;

          (ii) Any reduction of the then-existing base salary or a reduction of more than ten percent (10%) in the aggregate value of any benefit plans without the prior written consent of the Executive, which is not remedied within ten (10) calendar days after receipt by the Company of written notice from the Executive of such change or reduction, as the case may be;

          (iii) A determination by the Executive made in good faith that as a result of a Change in Control of the Company and a change in circumstances thereafter significantly affecting his position, he has been rendered substantially unable to carry out, or has been substantially hindered in the performance of any of the authorities, powers, functions, responsibilities or duties attached to his position immediately prior to the Change in Control of the Company, which situation is not remedied within thirty (30) calendar days after receipt by the Company of written notice from the Executive of such determination;

          (iv) Failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; or

          (v) The Company shall relocate its principal executive office or require Executive to have his principal location of work or principal residence any location which is in excess of thirty miles from the location as of the date hereof; or

          (vi)  Any material breach of this Agreement by the Company.

12.9 The Executive shall not be required to mitigate the amount of any payments or benefit provided by this Agreement nor shall the amounts of any payment or benefit provided for by this Agreement be reduced by any compensation earned by the Executive as a result of employment by the Company or another employer either before or after a Change in Control of the Company.

12.10 Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its affiliated companies at or subsequent to the termination of employment hereunder shall be payable in accordance with such plan or program.

13.    NOTICES
       -------

13.1 Any notice to be given under this Agreement shall be given in writing and shall be deemed to be sufficiently served by one party on the other if it is delivered personally or is sent by registered or recorded delivery pre-paid post (air mail if overseas) addressed to either the Company's registered office for the time being or the Executive's last known address as the case may be.

13.2 Any notice sent by post shall be deemed (in the absence of evidence of earlier receipt) to be received 2 days after posting (6 days if sent air mail) and in proving the time such notice was sent it shall be sufficient to show that the envelope containing it was properly addressed stamped and posted.

13.3 Notwithstanding any other provision of this Agreement, no provision by virtue of which this Agreement or any agreement or arrangement of which it forms part is subject to registration under the Restrictive Trade Practices Act 1976 and 1977 ("RTPA") shall take effect until after particulars thereof have been furnished to the Director General of Fair Trading in accordance with the requirements of the RTPA.

14.    MISCELLANEOUS
       -------------

14.1 The Executive hereby warrants that by virtue of entering into this Agreement he will not be in breach of any express or implied terms of any contract or of any other obligation legally binding upon him.

14.2 Any benefits provided by the Company to the Executive or his family which are not expressly referred to in this Agreement shall be regarded as ex gratia benefits provided at the entire discretion of the Company and shall not form part of the Executive's contract of employment.

14.3 The Company shall be entitled at any time during the Executive's employment to make deductions from the Executive's salary or from any other sums due to the Executive from the Company or any Associated Company in respect of any overpayment of any kind made to the Executive or in respect of any debt or other sum due from him.

15.    GENERAL PROVISIONS
       ------------------

15.1 The headings in this Agreement are for convenience only and shall not affect its construction or interpretation.

15.2 References in this Agreement to Clauses and paragraphs and the Schedules are references to Clauses and paragraphs and the Schedules (which are hereby specifically incorporated in this Agreement) to this Agreement.

15.3 Any reference in this Agreement to the employment of the Executive is a reference to his employment by the Company whether or not during the currency of this Agreement.

15.4 Any reference in this Agreement to a person shall where the context permits include a reference to a body corporate and to any unincorporated body of persons.

15.5 Any word in this Agreement which denotes the singular shall where the context permits include the plural and vice versa and any word in this Agreement which denotes the masculine gender shall where the context permits include the feminine and/or the neuter genders and vice versa.

15.6 Any reference in this Agreement to a statutory provision shall be deemed to include a reference to any statutory amendment modification or re-enactment of it.

15.7 This Agreement contains the entire understanding between the parties and supersedes all (if any) subsisting agreements, arrangements and understandings relating to the employment of the Executive which such agreements, arrangements and understandings shall be deemed to have been terminated by mutual consent.

15.8 This Agreement is governed by and shall be construed in accordance with the laws of England and the parties to this Agreement hereby submit to the exclusive jurisdiction of the English courts.

IN WITNESS whereof this Agreement has been executed as a deed by the parties
----------
hereto and is intended to be and is hereby delivered on the date first above written.

Executed as a deed by John A. Keenan (Managing Director)        }
for ALLIANCE RESOURCES PLC in the presence of:                  }
                                                                }
                                                                }

Signature
           --------------------------------
Name
           --------------------------------
Address
           --------------------------------

           --------------------------------
Occupation
           --------------------------------

Signed as a deed by                                             }
FRANCIS M. MUNCHINSKI (Executive)                               }
in the presence of:                                             }
                                                                }

Signature
           --------------------------------
Name
           --------------------------------
Address
           --------------------------------

           --------------------------------
Occupation
           --------------------------------

                              THE FIRST SCHEDULE
                              ------------------


          One hundred seventy thousand (170,000) Ordinary Options to be issued at the closing mid-market price of Ordinary Shares on the date of grant of such options.

          Three hundred fifty thousand (350,000) Long Term Options exercisable upon the Company's share price increasing threefold during the 5-year exercise period of such options.

          All options are to be issued under the Company Share Option Scheme (No. 2) as adopted by the Company in general meeting on 4 May 1995.